UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1. Report to Stockholders.

WIRELESS FUND

Annual Report
March 31, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.
Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electroni-
cally by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Letter To Shareholders, May 2020

For the twelve-month period ended March 31, 2020, the Wireless Fund (the "Fund") gained 3.74% . For comparative purposes, the Standard & Poor's 500® Index was down 6.98% and the NASDAQ Composite Index gained 0.70%, for the same period.

During the fiscal year ended March 31, 2020, the markets were extremely volatile. Between the trade wars with China to the coronavirus the Standard & Poor's 500® Index experienced single month gains of more than 7%, and single month losses of more than 12% during the same period. The Fund held up relatively well with a selloff of 8.16% in March 2020 compared to a decline of 12.35% for the Standard & Poor's 500® Index and a decline of 10.03% for the NASDAQ Composite Index. Many of the Fund's holdings held up well due to their "stay-at-home" attributes. More people than ever are being forced to work from home and transact business from their mobile devices. For example, Microsoft (Nasdaq: MSFT) and Amazon (Nasdaq: AMZN) (the Fund's largest holdings at 18.90% and 14.13%, respectively, of the Fund's net assets as of March 31, 2020) continued to hold up well on a relative basis as the shutdown related to COVID-19 took place. Microsoft was up in excess of 35% and Amazon gained more than 9% during the Fund's fiscal year ended March 31, 2020.

NVIDIA Corporation, Apple Inc. and Advanced Micro Devices, Inc. (8.76%, 7.25% and 4.74%, respectively, of the Fund's net assets on March 31, 2020) were the third, fourth and fifth largest holdings in the Fund as of March 31, 2020. NVIDIA Corporation (Nasdaq: NVDA), Apple Inc. (Nasdaq: AAPL) and Advanced Micro Devices, Inc. (NYSE: AMD) all provided returns in excess of the general markets.

The "Services - Prepackaged Software" sector continued to represent the largest percentage of the Fund's net assets at 26.90% . Microsoft Corporation represented the largest holding in this sector. Microsoft Corporation develops, licenses, and supports software, services, devices, and solutions worldwide.

The "Semiconductors & Related Devices" sector represented the second largest percentage of the Fund's net assets at 21.31% . NVIDIA Corporation represented the largest holding in this sector. NVIDIA Corporation operates as a visual computing company worldwide.

2020 Annual Report 1

Some of the detractors from the Fund's performance included Universal Display Corporation (Nasdaq: OLED), Softbank Corp. (SFTBY) and Centurylink Inc. (NYSE: CTL), all of which we exited during the fiscal year ended March 31, 2020.

We appreciate your confidence in our abilities and thank you for your investment in the Wireless Fund.

.

Paul Meeks	Jeffrey R. Provence
Lead Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-800-590-0898. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.wireless-fund.com or by calling toll free 1-800-590-0898. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s principal underwriter is Rafferty Capital Markets, LLC.

2020 Annual Report 2

Average annual total returns for the periods ended 3/31/2020 (Unaudited)

3/31/2020 NAV $10.02

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Wireless Fund	3.74%	11.54%	9.99%	9.84%
NASDAQ(B)	0.70%	10.39%	10.70%	13.67%
Standard & Poor’s 500® Index(C)	-6.98%	5.10%	6.73%	10.53%

Total Annual Fund Operating Expense Ratio (from 07/29/2019 Prospectus): 1.96%

The Total Annual Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(B) The NASDAQ Composite (NASDAQ) is a capitalization-weighted index of all common stocks listed on NASDAQ and is an unmanaged group of stocks whose composition is different from the Fund.

(C) The Standard & Poor’s 500® Index (S&P 500) is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2020 Annual Report 3

Wireless Fund Sector Distribution (Unaudited)
(As a Percentage of Net Assets)

Industry Sector	Percentage of Net Assets
1. Services - Prepackaged Software	26.90%
2. Semiconductors & Related Devices	21.31%
3. Retail - Catalog & Mail-Order Houses	14.13%
4. Services - Business Services, NEC	9.40%
5. Services - Computer Programming, Data Processing, Etc.	8.50%
6. Real Estate Investment Trusts	8.43%
7. Electronic Computers	7.25%
8. Services - Computer Programming & Data Preparation.	3.28%
9. Cash Equivalents and Other Assets in Excess of Liabilities	0.80%

PROXY VOTING GUIDELINES
(Unaudited)

Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2020 Annual Report 4

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-NPORT are available on the SEC’s website at http://www.sec.gov.

Disclosure of Expenses
(Unaudited)

Shareholders of this Fund incur ongoing costs, consisting of management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, IRA accounts will be charged an $8.00 annual maintenance fee. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above and expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs and expenses of underlying funds were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	October 1, 2019
	October 1, 2019	March 31, 2020	to March 31, 2020

Actual	$1,000	$1,060.80	$10.05

Hypothetical	$1,000	$1,015.25	$9.82
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2020 Annual Report 5

SCHEDULE OF INVESTMENTS - WIRELESS FUND

MARCH 31, 2020

Shares		Fair Value	% of Net Assets

COMMON STOCKS

Electronic Computers
1,475	Apple Inc.	$375,078	7.25%
Retail - Catalog & Mail-Order Houses
375	Amazon.com, Inc. *	731,145	14.13%
Semiconductors & Related Devices
5,400	Advanced Micro Devices, Inc. *	245,592
1,700	Applied Materials, Inc.	77,894
3,260	Micron Technology, Inc. *	137,116
1,720	NVIDIA Corporation	453,392
3,950	Taiwan Semiconductor Manufacturing Company Ltd. **	188,770
		1,102,764	21.31%
Services - Business Services, NEC
910	Alibaba Group Holding Limited * **	176,977
700	Global Payments Inc.	100,961
430	Mastercard Incorporated	103,871
650	Visa Inc. - Class A	104,728
		486,537	9.40%
Services - Computer Processing & Data Preparation
800	RingCentral, Inc. - Class A *	169,528	3.28%
Services - Computer Programming, Data Processing, Etc.
190	Alphabet Inc. - Class A *	220,770
1,500	Zoom Video Communications, Inc. - Class A *	219,180
		439,950	8.50%
Services - Prepackaged Software
490	Adobe Inc. *	155,937
6,200	Microsoft Corporation	977,802
800	salesforce.com, inc. *	115,184
500	ServiceNow, Inc. *	143,290
		1,392,213	26.90%
Total Common Stocks (Cost $3,403,401)		4,697,215	90.77%

Real Estate Investment Trusts
700	American Tower Corporation	152,425
1,100	Crown Castle International Corp.	158,840
200	Equinix, Inc.	124,914
Total for Real Estate Investment Trusts (Cost - $433,809)		436,179	8.43%

Money Market Funds
13,229	Invesco Government & Agency Portfolio Institutional Class 0.43% ***	13,229	0.26%
	(Cost - $13,229)
	Total Investments
	(Cost - $3,850,439)	5,146,623	99.46%
	Other Assets in Excess of Liabilities	27,686	0.54%
	Net Assets	$5,174,309	100.00%

* Non-Income producing securities. ** ADR – American Depositary Receipt. *** The Yield Rate shown represents the 7-day yield at March 31, 2020.

The accompanying notes are an integral part of the financial statements.

2020 Annual Report 6

WIRELESS FUND

Statement of Assets and Liabilities
March 31, 2020

Assets:
Investments at Fair Value	$5,146,623
(Cost - $3,850,439)
Receivables:
Dividends	1,371
Shareholder Purchases	11,610
Securities Sold	23,375
Total Assets	5,182,979
Liabilities:
Payables:
Management Fees	8,670
Total Liabilities	8,670

Net Assets	$5,174,309
Net Assets Consist of:
Paid In Capital	$3,575,393
Total Distributable Earnings	1,598,916
Net Assets, for 516,567 Shares Outstanding	$5,174,309
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($5,174,309/516,567 shares)	$10.02
Minimum Redemption Price Per Share * ($10.02x0.98)	$9.82

Statement of Operations
For the fiscal year ended March 31, 2020

Investment Income:
Dividends (Net of foreign withholding tax of $216)	$41,744
Total Investment Income	41,744
Expenses:
Management Fees	108,528
Total Expenses	108,528

Net Investment Income (Loss)	(66,784)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	404,466
Net Change in Unrealized Appreciation (Depreciation) on Investments	(139,814)
Net Realized and Unrealized Gain (Loss) on Investments	264,652

Net Increase (Decrease) in Net Assets from Operations	$197,868

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase. The accompanying notes are an integral part of the financial statements.

2020 Annual Report 7

WIRELESS FUND

Statements of Changes in Net Assets
	4/1/2019	4/1/2018
	to	to
	3/31/2020	3/31/2019
From Operations:
Net Investment Income (Loss)	$(66,784)	$(22,376)
Net Realized Gain (Loss) on Investments	404,466	1,104,629
Net Change in Unrealized Appreciation (Depreciation)	(139,814)	(470,138)
Increase (Decrease) in Net Assets from Operations	197,868	612,115

From Distributions to Shareholders:	(1,081,040)	(196,800)

From Capital Share Transactions:
Proceeds From Sale of Shares	1,050,289	636,949
Proceeds From Redemption Fees (Note 2)	952	101
Shares Issued on Reinvestment of Dividends	1,022,858	183,994
Cost of Shares Redeemed	(828,437)	(452,633)
Net Increase (Decrease) from Shareholder Activity	1,245,662	368,411

Net Increase (Decrease) in Net Assets	362,490	783,726

Net Assets at Beginning of Period	4,811,819	4,028,093
Net Assets at End of Period	$5,174,309	$4,811,819

Share Transactions:
Issued	87,183	55,122
Reinvested	94,360	18,604
Redeemed	(73,584)	(41,611)
Net Increase (Decrease) in Shares	107,959	32,115
Shares Outstanding, Beginning of Period	408,608	376,493
Shares Outstanding, End of Period	516,567	408,608

Financial Highlights
Selected data for a share outstanding	4/1/2019		4/1/2018		4/1/2017		4/1/2016		4/1/2015
throughout the period:	to		to		to		to		to
	3/31/2020		3/31/2019		3/31/2018		3/31/2017		3/31/2016
Net Asset Value -
Beginning of Period	$11.78		$10.70		$9.29		$7.98		$8.01
Net Investment Income (Loss) (a)	(0.14)		(0.06)		(0.03)		(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss)
on Investments (b)	0.76		1.68		1.44		1.32		(0.01)
Total from Investment Operations	0.62		1.62		1.41		1.31		(0.03)
Proceeds from Redemption Fees	-	*	-	*	-	*	-	*	-	*
Distributions (From Net Investment Income)	-		-		-		-		-
Distributions (From Realized Capital Gains)	(2.38)		(0.54)		-		-		-
Total Distributions	(2.38)		(0.54)		-		-		-
Net Asset Value -
End of Period	$10.02		$11.78		$10.70		$9.29		$7.98
Total Return (c)	3.74%		16.15%		15.18%		16.42%		(0.37)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$5,174		$4,812		$4,028		$3,783		$3,679

Ratio of Expenses to Average Net Assets	1.95%		1.95%		1.95%		1.95%		1.95%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-1.20%		-0.54%		-0.27%		-0.14%		-0.25%
Portfolio Turnover Rate	113.58%		78.57%		0.13%		15.57%		4.40%

* Amounts were less than +/- $0.005 per share.
(a) Per Share amounts calculated using Average Shares Outstanding method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming rein-
vestment of dividends. Total return calculations do not reflect redemption fee.
The accompanying notes are an integral part of the financial statements.

2020 Annual Report 8

NOTES TO FINANCIAL STATEMENTS - WIRELESS FUND
March 31, 2020

1.) ORGANIZATION
Wireless Fund (the “Fund”) is a non-diversified series of the PFS Funds (the “Trust”), an open-ended management investment company. Prior to March 5, 2010 the Trust was named Wireless Fund. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. As of March 31, 2020, there were nine series operating in the Trust. The Fund’s primary investment objective is to seek long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value per share (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended March 31, 2020, proceeds from redemption fees were $952.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. As of the fiscal year ended March 31, 2020, the following adjustment was recorded and was primarily attributed to the reclassification of net investment loss.

Paid in Capital	($55,026)
Total Distributable Earnings	$55,026

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income

2020 Annual Report 9

Notes to Financial Statements - continued

tax expense in the Statement of Operations. During the fiscal year ended March 31, 2020, the Fund did not incur any interest or penalties.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

3.) SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs and real estate investment trusts). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service

2020 Annual Report 10

Notes to Financial Statements - continued

at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard method for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,697,215	$0	$0	$4,697,215
Real Estate Investment Trusts	436,179	0	0	436,179
Money Market Funds	13,229	0	0	13,229
Total	$5,146,623	$0	$0	$5,146,623

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended March 31, 2020.

The Fund did not invest in any derivative instruments during the fiscal year ended March 31, 2020.

4.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses and any indirect expenses, such as expenses incurred by other investment companies in which the Fund invests. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Fund. As a result of the above calculation, for the fiscal year ended March 31, 2020, the Adviser received management fees totaling $108,528. At March 31, 2020, the Fund owed $8,670 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence, of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. Also, control persons of Value Trend Capital Management, LP serve as a trustee and officers of the Trust. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

For the fiscal year ended March 31, 2020, the Trustees who are not interested persons of the Fund received Trustees’ fees of $1,500 each, for a total of $4,500, plus travel expenses from the Adviser of the Fund. Under the Management Agreement, the Adviser pays these fees.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended March 31, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,131,473 and $5,996,059, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2020 Annual Report 11

Notes to Financial Statements - continued

7.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at March 31, 2020 was $3,850,439. At March 31, 2020, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,410,736	($114,552)	$1,296,184

The tax character of distributions was as follows:

	Year ended	Year ended
	March 31, 2020	March 31, 2019
Ordinary Income:	$ 0	$ 0
Long-term Capital Gain:	1,081,040	196,800
	$1,081,040	$ 196,800

As of March 31, 2020 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other Accumulated Losses	$ (20,927)
Undistributed Long-Term Capital Gains	323,659
Unrealized Appreciation on Investments – Net	1,296,184
$ 1,598,916

As of March 31, 2020, other accumulated losses included deferred late year ordinary losses of $20,927. As of March 31, 2020, there were no differences between book basis and tax basis unrealized appreciation.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2020, Charles Schwab & Co., Inc., located at 211 Main Street, San Francisco, California held for the benefit of its customers, in the aggregate, 28.92% of Fund shares.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of March 31, 2020, the Fund had 26.90% of the value of its net assets invested in stocks within the Services - Prepackaged Software sector.

10.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exac-

2020 Annual Report 12

Notes to Financial Statements - continued

erbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2020 Annual Report 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Wireless Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wireless Fund (the “Fund”), a series of PFS Funds, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 20, 2020

2020 Annual Report 14

ADDITIONAL INFORMATION - WIRELESS FUND
March 31, 2020
(UNAUDITED)

APPROVAL OF THE CONTINUATION OF THE MANAGEMENT AGREEMENT
On March 3, 2020 the Board of Trustees (the “Board” or “Trustees”) for the Wireless Fund met to consider the renewal of the Management Agreement (the “Management Agreement”). In approving the Management Agreement, the Board considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Value Trend to the Wireless Fund; (ii) the investment performance of the Wireless Fund; (iii) the cost of the services to be provided and the profits to be realized by Value Trend and its affiliates from the relationship with the Wireless Fund; (iv) the extent to which economies of scale will be realized as the Wireless Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Value Trend’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, including: (i) information regarding the services and support provided to the Wireless Fund and its shareholders by Value Trend; (ii) assessments of the investment performance of the Wireless Fund by Value Trend; (iii) commentary on the reasons for the performance; (iv) presentations addressing Value Trend’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Wireless Fund and Value Trend; (vi) disclosure information contained in the registration statement of the Wireless Fund and the Form ADV of Value Trend; (vii) information on relevant developments in the mutual fund industry and how the Wireless Fund and/or Value Trend are responding to them; and (viii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Value Trend, including financial information, a description of personnel and the services provided to the Wireless Fund, information on investment advice, performance, summaries of Wireless Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Wireless Fund; and (iii) benefits to be realized by Value Trend from its relationship with the Wireless Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by Value Trend

In considering the nature, extent, and quality of the services provided by Value Trend, the Trustees reviewed the responsibilities of Value Trend under the Management Agreement. The Trustees reviewed the services being provided by Value Trend to the Wireless Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Wireless Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Wireless Fund among the service providers and the Independent Trustees; its efforts to promote the Wireless Fund and grow its assets; and its provision of a Chief Compliance Officer to the Wireless Fund. The Trustees noted Value Trend’s continuity of, and commitment to retain, qualified personnel and its commitment to maintain its resources and systems; the commitment of Value Trend to finding alternatives and options that allow the Wireless Fund to maintain its goals; and Value Trend’s continued cooperation with the Independent Trustees and Counsel for the Wireless Fund. The Trustees evaluated Value Trend’s personnel, including the education and experience of its personnel. They also considered the positive impact the addition of a new co-portfolio manager in October of 2018 has had on the performance of the Wireless Fund. The Trustees reviewed and considered the results of the SEC’s recent examination of Value Trend. After reviewing the foregoing information and further information in the materials provided by Value Trend (including Value Trend’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Value Trend were satisfactory and adequate for the Wireless Fund.

2020 Annual Report 15

Additional Information (Unaudited) - continued

2. Investment Performance of the Wireless Fund and Value Trend

In considering the investment performance of the Wireless Fund, the Trustees compared the short and long-term performance of the Wireless Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and category averages. It was noted that information on the Fund’s Morningstar category, the U.S. Fund Technology category (the “Category”) and the Communications category, were both included for comparative purposes. The Trustees noted that Value Trend did not manage any other clients with objectives and strategies like the Wireless Fund. As to the performance of the Wireless Fund, the Trustees considered how the Wireless Fund’s performance compared to the average performance of funds included in the Category, Communications category and to a group of funds of similar size derived from the Category and the Communications category (the “Peer Group”). Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Management Agreement by a measure of how the Wireless Fund compares to other similarly managed funds. The performance data from the Category, Communications category and Peer Group are for periods ended December 31, 2019. The Trustees noted that for 1-, 3-, 5- and 10- year periods, the Wireless Fund outperformed the Communications category but underperformed relative to the Category. It was noted that Wireless Fund outperformed its Peer Group for the 1-, 3-, 5- and 10- year periods ended December 31, 2019. The Trustees also compared the Wireless Fund’s performance to the S&P 500 Index for the 1-, 3-, 5- and 10- year periods ended December 31, 2019, noting that the Fund outperformed the S&P 500 Index for the 1-, 3- and 5- year periods ended December 31, 2019 but trailed the S&P 500 Index for the 10-year period ended December 31, 2019. They also performed the same comparison to the NASDAQ Composite Index, finding that the Wireless Fund trailed the NASDAQ Composite Index over all the noted periods. The Trustees discussed the differences between the S&P 500 Index, NASDAQ Composite Index and the Wireless Fund. After discussing the investment performance of the Wireless Fund further, as well as reflecting on Value Trend’s experience managing and providing services to the Wireless Fund, and other relevant factors, including the positive contributions by the new co-portfolio manager, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Wireless Fund was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Value Trend

In considering the costs of the services to be provided and profits to be realized by Value Trend from the relationship with the Wireless Fund, the Trustees considered: (1) Value Trend’s financial condition and the level of commitment to the Wireless Fund by Value Trend; (2) the asset level of the Wireless Fund; (3) the overall expenses of the Wireless Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Value Trend regarding its profits associated with managing the Wireless Fund, noting that Value Trend realized a nominal profit for its services to the Wireless Fund. The Trustees also considered potential benefits for Value Trend in managing the Wireless Fund. The Trustees then compared the fees and expenses of the Wireless Fund (including the management fee) to the Peer Group and the combined Morningstar Technology and Communications category. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Management Agreement by a measure of how the Wireless Fund compares to other similarly managed funds. The Trustees reviewed the fees under the Management Agreement compared to the Peer Group, noting that the management fee of 1.95% was the highest management fee in the Peer Group and the combined Technology and Communications category. They performed the same comparison as it relates to the Wireless Fund’s expense ratio, noting that the Fund’s expense ratio was higher than the average expense ratios for the Peer Group and combined Technology and Communications category. The Trustees discussed the size of the Wireless Fund and how it compared to average size of funds in the Peer Group and the combined Technology and Communications category. The Trustees recognized the expense ratio was on the high end of the range, but it was not the highest in the Peer Group or combined Technology and Communications category. They also recognized that Value Trend is responsible under the Management Agreement for paying most of the operating expenses of the Wireless Fund. Based on the foregoing, the Board concluded that the fees to be paid to Value Trend by the Wireless Fund and the profits to be realized by Value Trend, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Value Trend.

2020 Annual Report 16

Additional Information (Unaudited) - continued

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Wireless Fund’s size and whether management fee levels reflect those economies of scale for the benefit of the Wireless Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Wireless Fund’s shareholders had experienced benefits from the fact that Value Trend was obligated to pay certain of the Wireless Fund’s operating expenses which had the effect of limiting the overall expense ratio of the Wireless Fund. In light of its ongoing consideration of the Wireless Fund’s asset levels, expectations for growth in the Wireless Fund, Value Trend’s commitment to consider adding fee breakpoints as the Fund grows, and fee levels, the Board determined that the Wireless Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Value Trend.

5. Value Trend’s Practices Regarding Possible Conflicts of Interest and Benefits to Value Trend

In considering Value Trend’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Wireless Fund; the basis of decisions to buy or sell securities for the Wireless Fund; and the substance and administration of Value Trend’s code of ethics. The Trustees also considered disclosure in the registration statement of the Wireless Fund related to Value Trend’s potential conflicts of interest. The Trustees noted that although an affiliate of Value Trend provides administrative services to the Wireless Fund, as well as the other series portfolios of the Trust, and that the principals of Value Trend derived benefits from that relationship with the Trust - the Trustees concluded that the principals of Value Trend had demonstrated a history of openness and complete disclosure regarding this relationship. Based on the foregoing, the Board determined that Value Trend’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session to discuss the continuation of the Management Agreement. The officers of the Trust and certain other attendees were excused during this discussion.

After further review, discussion, and determination that the best interests of the Wireless Fund’s shareholders were served by the renewal of the Management Agreement.

2020 Annual Report 17

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-590-0898. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	9	Blue Chip
Year of Birth:1969	Secretary,	Since 2000	(2001 to current). General Partner		Investor Funds,
	Treasurer		and Portfolio Manager for Value		Meeder Funds
	and Chief		Trend Capital Management, LP
	Compliance		(1995 to current).
Officer

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	9	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown, Estate	9	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	planning and business attorney		Investor Funds
(1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	9	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds,
			Cossolias & Company, CPAs (1972		Neiman Funds
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current)

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2020 Annual Report 18

Investment Adviser
Value Trend Capital Management, LP
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Distributor
Rafferty Capital Markets, LLC
1010 Franklin Avenue - 3rd Floor
Garden City, NY 11530

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is provided for the general information of the shareholders of the Wireless
Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/20	FYE 3/31/19
Audit Fees	$13,250	$13,275
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 3/31/20	FYE 3/31/19
Registrant	$3,750	$3,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/2/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/2/2020

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 6/2/2020